Cash Dividends	12 Months Ended
Dec. 31, 2019
Cash Dividends Disclosure [Abstract]
Cash Dividends
(20)	CASH DIVIDENDS

On June 1, 2017, the Company’s board of directors declared a special cash dividend of USD 0.205 per common share, or USD 0.41 per ADS. The total amount of dividend was RMB 65,698,571 and was paid in cash in June and July 2017.

On August 7, 2018, the Company’s board of directors declared a special cash dividend of USD 3.00 per common share, or USD 6.00 per ADS, subject to the completion of the ATA Online Sale Transaction. The total amount of dividend was approximately RMB 946.6 million and was paid in cash on August 24, 2018 in connection with the final closing of the Transaction.